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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       October 10, 2001
                                                   -----------------------------

                         TRIANGLE PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-21589                56-1930728
---------------------------- ------------------------- -------------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)

  4 University Place, 4611 University Drive, Durham, North Carolina     27707
--------------------------------------------------------------------------------
            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (919) 493-5980
                                                      --------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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         Item 5.  Other Events and Regulation FD Disclosure.

         On October 10, 2001, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

         In addition, the shareholders of Triangle approved an amendment to the Triangle's Second Restated Certificate of Incorporation. The amendment increases the number of shares of authorized capital stock to 175,000,000 shares of common stock and 10,000,000 shares of preferred stock.

         Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following documents are filed as exhibits to this
         Report:

         4.1      Amendment to Second Restated Certificate of Incorporation.

         10.1 Form of Purchase Agreement, each dated August 30, 2001, between Triangle Pharmaceuticals and each of QFinance, Inc., Caduceus Capital II, L.P., Winchester Global Trust Company Limited as Trustee for Caduceus Capital Trust, PW Eucalyptus Fund, L.L.C. and PW Eucalyptus Fund, Ltd.

         99.1     Press Release, dated October 10, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Triangle Pharmaceuticals, Inc.
                       ---------------------------------------------------------
                                             (Registrant)

  October 10, 2001                   /s/ Robert F. Amundsen, Jr.
--------------------   ---------------------------------------------------------
        Date                                 (Signature)
                       Name: Robert F. Amundsen, Jr.
                       Title: Executive Vice President & Chief Financial Officer